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                                                                    EXHIBIT 12.3

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

            Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Aktiebolaget Electrolux (the "Company") hereby certifies, to such officer's knowledge, that:

            (i) the Annual Report on Form 20-F of the Company for the period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

            (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 18 June, 2003                    /s/ Hans Straberg
                                        Hans Straberg
                                        President and Chief Executive Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

            Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Aktiebolaget Electrolux (the "Company") hereby certifies, to such officer's knowledge, that:

            (i) the Annual Report on Form 20-F of the Company for the period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

            (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  18 June, 2003                   /s/ Fredrik Rystedt
                                        Fredrik Rystedt
                                        Senior Vice President and Head of Group
                                        Staff Controlling, Accounting, Taxes,
                                        Auditing, IT

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.